PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 15
Prudential High Yield Fund

Supplement dated October 1, 2015 to the Currently Effective Statement of Additional Information

Effective as of October 1, 2015, the contractual subadvisory fee rate applicable to subadvisory fees paid by Prudential Investments LLC (PI) to Prudential Investment Management, Inc. (PIM) has changed. To reflect this change, effective as of October 1, 2015 the contractual subadvisory fee rate appearing in Part I of the Statement of Additional Information is hereby deleted, and the following new contractual subadvisory fee rate is substituted:

0.250% on average daily net assets up to and including $250 million;
0.238% on the next $500 million of average daily net assets;
0.225% on the next $750 million of average daily net assets;
0.213% on the next $500 million of average daily net assets;
0.200% on the next $500 million of average daily net assets;
0.188% on the next $500 million of average daily net assets;
0.175% on average daily net assets exceeding $3 billion.

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